Gray Television, Inc.
Investor Presentation
NYSE:GTN

November 2016 Edition
Updated for September 30, 2016 Financial Information

4370 Peachtree Road, NE, Atlanta, GA 30319 | P 404.504.9828 | F 404.261.9607 | www.gray.tv

Disclaimer

ALL COMBINED HISTORICAL BASIS DATA PRESENTED FOR GRAY IS ADJUSTED FOR ALL COMPLETED TRANSACTIONS UNLESS OTHERWISE NOTED.

This presentation contains certain forward looking statements that are based largely on Gray's current expectations and reflect various estimates and assumptions by Gray. These statements may be identified by words such as "estimates", "expect," "anticipate," "will," "implied," "assume" and similar expressions. Forward looking statements are subject to certain risks, trends and uncertainties that could cause actual results and achievements to differ materially from those expressed in such forward looking statements. Such risks, trends and uncertainties, which in some instances are beyond Gray's control, include the impact of recently completed and announced transactions, future expenses and other future events. Gray is subject to additional risks and uncertainties described in Gray's quarterly and annual reports filed with the Securities and Exchange Commission from time to time, including in the "Risk Factors," financial statements, and management's discussion and analysis of financial condition and results of operations sections contained therein, which reports are made publicly available via its website, www.gray.tv. Any forward-looking statements in this presentation should be evaluated in light of these important risk factors. This presentation reflects management's views as of the date hereof. Except to the extent required by applicable law, Gray undertakes no obligation to update or revise any information contained in this presentation beyond the published date, whether as a result of new information, future events or otherwise.

See the appendix to this presentation for the definition of certain capitalized terms used herein. Reconciliations of the Company's non-GAAP measures of broadcast cash flow, broadcast cash flow less cash corporate expenses, operating cash flow as defined in Gray's senior credit agreement, free cash flow and the total leverage ratio, net of all cash are contained in the appendix.

Table of Contents

See Appendix for Non-GAAP Reconciliations and Glossary of Defined Terms

An Industry Leading Power


WOODEN
LILLIPUT

Gray National Footprint

Ranked #1 or #2 in 50 of 51 Markets | Reaching approximately 9.5% of US TV households



Sioux Falls, SD
Lincoln, NE
Bismarck, ND
Omaha, NE
Rapid City, SD
Fargo, ND
Cedar Rapids, IA
La Crosse-Eau Claire, WI
North Platte, NE
Wausau-Rhinelander, WI
Madison, WI
Presque Isle, ME
Marquette, MI
Rockford, IL
Casper, WY
Lansing, MI
Flint, MI
South Bend, IN
Twin Falls, ID
Toledo, OH
Parkersburg, WV
Cheyenne, WY
Clarksburg, WV
Reno, NV
Charleston-Huntington, WV
WDC News Bureau
Grand Junction, CO
Harrisonburg, VA
Colorado Springs-Pueblo, CO
Charlottesville, VA
Roanoke, VA
Topeka, KS
Greenville, NC
Lexington, KY
Wichita, KS
Hazard, KY
Bowling Green, KY
Springfield, MO
Knoxville, TN
Augusta, GA
Albany, GA
Odessa, TX
Laredo, TX
Anchorage, AK
Meridian, MS
Waco-Temple-Bryan, TX
Sherman, TX-Ada, OK
Dothan, AL
Tallahassee, FL
Panama City, FL
Alexandria, LA
Monroe, LA
Gray TV Station
State Capital in DMA

High Quality, Diverse Station Group

51

51 markets with owned and/or operated stations

190

190 total program streams across 93 stations

96

96 "Big 4" network program streams

24

24 markets with two or more "Big 4" network affiliations

CBS
36 channels

NBC
27 channels

abc
19 channels

FOX
14 channels



Gray Leads the Industry with the Highest Quality Portfolio of Local Television Stations

#1 #2

50/51 markets: ranked #1 or #2 television station

Revenue Diversified Across Networks and Markets

Increasing Diversification of Revenue Sources

2008:
- 96% of revenue derived from advertising sales

2015:
- 75% of revenue derived from advertising sales
- 25% of revenue derived from retransmission (subscription) fee income

2015CHB Revenue by Affiliate: $737mm


All Non-Big Four Channels
FOX
CBS
abc
NBC
5%
3%
39%
18%
35%

2015CHB BCF by Affiliate: $289mm


All Non-Big Four Channels
FOX
CBS
abc
NBC
5%
2%
36%
19%
38%

No single market represents >5% of total revenue or >8% of BCF

Recognized Industry Leader

Ranked #77

Fortune's 100 Fastest Growing Companies

FORTUNE 100

"2016 top three-year performers in revenue, profits, and stock returns."


EVERY EMPLOYEE.
EVERY MARKET.
EVERY COMMUNITY.
EVERY DAY.
2016 Station Group of the Year
TVNewsCheck
gray

TVNewscheck's 2016 Station Group of the Year

Two Out of Three NAB's 2016 National Television Winners

Service to America Award

KWTX/CBS
Waco, Texas

Service to Community Award

KOLO/ABC,
Reno, Nevada



Investment Highlights

The Importance of #1

Price Leadership

Share of Market Ad $

Network and News Ratings

Reinvest in Business

Highly Ranked News Franchises Drive Traffic

- Dominate local and political revenue with highly-rated news platforms
- #1 Stations can secure more than half of a market's political ad buys
- Greater purchasing power and leverage with MVPDs, programmers, and other vendors
- Deliver higher margins
- Maximize free cash flow
- Exploit best practices
- Attract and retain high quality talent
- Leverage new Washington DC News Bureau

Gray Leads Industry In Operating Margins

	Gray	Nexstar	TEGNA	Sinclair	Media General	Entravision	Tribune	Meredith	E.W. Scripps
2-year average	**39%**	35%	35%	34%	32%	31%	28%	20%	18%



2015
2014
36%
43%
34%
37%
35%
35%
33%
36%
28%
36%
30%
33%
24%
31%
19%
20%
15%
21%
Gray
Nexstar
TEGNA
Sinclair
Media General
Entravision
Tribune
Meredith
E.W. Scripps

Source: Company filings, Company investor presentations and Company earnings calls
Note: Based on net operating revenue and "as-reported" financials for all companies unless otherwise noted
(1) Gray: Based on Operating Cash Flow as defined in Gray's existing senior credit facility; Combined Historical Basis for all completed transactions
(2) TEGNA: 2014 financials based on broadcasting segment numbers as reported in its Q4 2015 8-K
(3) Sinclair: Based on Non-GAAP reconciliation available on Sinclair's website
(4) Media General: 2014 financials pro forma for LIN, including $16 million in Young synergies and $40 million in LIN run-rate synergies achieved in 2015 as reported in its Investor Presentation dated 3/12/2015
(5) Tribune: 2014 financials based on broadcasting segment numbers as reported in its Q4 2015 8-K; EBITDA excludes cash contribution from equity investments
(6) Meredith: 2014 financials pro forma for impact of historical acquisitions as reported in its Investor Presentation dated 9/8/2015; financials based on consolidated, calendarized numbers; Fiscal year ends 6/30
(7) E.W. Scripps: 2014 financials based on "adjusted combined" numbers as reported in its Investor Presentation dated 5/12/2015

Gray Leads in Household Ratings

Household Rating Analysis – November 2015


Gray's Ratings Have Remained Stable Over Time
5.6
5.7
5.6
5.9
5.9
5.7
2010
2011
2012
2013
2014
2015
5.7
5.3
4.9
4.6
4.3
4.3
4.0
3.8
3.7
3.6
3.4
3.3
3.0
2.8
2.8
gray
Cox
Raycom
Media General
Hearst
Meredith
CBS O&O
Sinclair
TEGNA
ABC O&O
Nexstar
Tribune
Scripps
NBC O&O
Fox

SOURCE: Nielsen November DMA Average Rating in DMA TV HH Monday-Sunday 6:00am to 2:00am

Network Programs Over-Index on Gray's Stations

CBS, NBC, and ABC perform far better on Gray's stations than national averages across all key day-parts

+


CBS vs. Gray | November '15 Household Share
CBS
Gray
10
16
10
18
12
14
6
10
The Morning Show
Network News
Prime (Mon-Sun)
The Late Show


NBC vs. Gray | November '15 Household Share
NBC
Gray
13
30
12
32
10
11
7
19
The Today Show
Network News
Prime (Mon-Sun)
The Tonight Show


ABC vs. Gray | November '15 Household Share
ABC
Gray
14
32
11
29
9
14
5
12
Good Morning America
Network News
Prime (Mon-Sun)
Jimmy Kimmel / Nightline

Source: Nielsen Media Research, November 2015

Gray's Local Newscasts Over-Index National Averages

gray

Gray's national Household Share average exceeds all major affiliate news programs

+92% Amount by which Gray's late local newscasts outperform the national average

+93% Amount by which Gray's 6PM newscasts outperform the national average



29
Gray
23
15
National
12
6PM News
Late News
November '15 Household Share

Source: Nielsen Media Research, November 2015

Gray Excels at Retransmission Revenue

Gray Retransmission Revenue in Millions

STABLE Sub Count 2012-2015 for continuously owned Big-4 stations (data unavailable for acquired stations)

As Network Reverse Comp increased from 0% to roughly 50% of Gross Retransmission Revenue over the past five years, Gray's net retransmission revenue increased five-fold, from $20.2 million in 2011 to over $100 million in 2016.



Gross Retransmission Revenue
Network "Reverse Comp."
"Net Retransmission Revenue"
$1.0
$1.6
$2.4
$3.0
$15.6
$18.8
$20.2
$33.8
5.6
28.2
$39.8
7.6
32.2
$74.9
19.6
55.3
$184
83.0
101.0
$205
102.5
102.5
$240
120.0
120.0
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Actual
Combined Historical Basis Estimates[1]

1 Combined Historical Basis data includes all completed transactions, other than Clarksburg Stations. 2015 – 2017 Combined Historical Basis data includes gross and net retransmission revenue for shared services station KSPR-TV in Springfield, Missouri, whose financial results are not consolidated with Gray's financial reports

Retrans Visibility + Network Stability


NBC
All 27 @ 12/31/18
FOX
All 14 @ 6/30/19
CBS
5 @ 9/30/17
CBS
1 @ 6/30/18
CBS
30 @ 8/31/19
abc
All 19 @ 12/31/20
THE CW
All 22 @ 9/1/22
2016
2017
2018
2019
2020
2022
Retrans Renewals
4.2 M Subs
36%
6.4 M Subs
55%
1.0 M Subs
9%

Focus on State Capitals and College Markets

Better demographics, more stable economies

11 Gray stations cover 11 state capitals

27 Gray stations cover 27 university towns

634,000 Enrollment of approximately 634,000 students

A Leading Beneficiary of Political Revenue

Gray Political Revenue in Millions



$48
$58
$86
New
Record
Presidential
Year
$82
New
Record
Non-
Presidential
Year
$86-$87
$144
$119
$92-$93
2008
2010
2012
2014
2016 Est.
2012CHB
2014CHB
2016 CHB Est.(9)

2014 Political Revenue Per TV Household



$11.02
$4.40
$4.02
$3.63
$3.51
$3.45
$3.27
$1.75
gray (1)
TEGNA (2)
Media General(3)
Meredith(4)
Scripps(5)
Nexstar(6)
Sinclair (7)
Tribune(8)

	Gray	TEGNA	Media General	Meredith	Scripps	Nexstar	Sinclair	Tribune
2014 Political Revenue ($mm)	$119	$160	$111	$46	$76	$56	$147	$90
2014 TV Households (mm)	10.8	36.4	27.6	12.7	21.6	16.2	45.0	51.7

Source: Company filings, Investor presentations, BIA data

1. Combined Historical Basis for all completed transactions
2. Pro forma for Belo and London transactions
3. Media General pro forma for LIN; Reported in Media General's Investor Presentation dated 3/12/2015
4. Based on Calendar year ending 12/31/14; Fiscal year ends 6/30
5. Scripps pro forma for Journal; Reported in Scripps' and Journal's 2014 10-Ks
6. Political revenue on gross "as reported basis" net of implied % agency commission; TV Households incorporate closed acquisitions only; Reported in Nexstar's 2014 10-K
7. On a pro forma basis; Reported in Sinclair's March 2015 Investor Presentation
8. As reported in Tribune Media Company's 2014 Earnings Presentation and Earnings Call
9. Includes television stations that we operate under joint sales agreements.

Significant Monetization of Spectrum Today

Secondary Channel 2015 CHB Financials


KY3

$98 MILLION IN REVENUE

98
SECONDARY CHANNELS

$55 MILLION IN BCF

56% MARGIN ON DIGITAL SECONDARY CHANNELS

Successful Digital Media Initiatives

Gray Digital Media

- Pacing for 2.75 billion total page views in 2016 (up 23% over 2015)
- Mobile makes up 74% of all digital traffic

LOCALX MARKETING
Your Local Digital Marketing *Experts.*

- Website Development
- SEO/SEM
- Social Intelligence
- eCommerce
- Audience Targeting
- Database Marketing
- Reputation Management

- First local broadcaster launching all stations on Instant Articles
- 1.2 million Twitter followers, up 138% from same time last year
- Gray Selected by Facebook's as a Case Study for 'Instant Articles'
- 1.2 million iOS downloads, up 42% from same time last year
- 1.6 million Android downloads, up 46% from same period last year
- 400k Roku downloads, up 161% from same period last year
- Unique CBS All Access monthly viewers up 73% from same time last year

MomsEveryday


MomsEveryday

- Award-Winning Weekly Television Program
- Daily News Content
- Localized Responsive Sites
- Eat@MomsEveryday Mobile App
- Unique Revenue Opportunities
- Social Media and Marketing Solutions
- Deep Station and Client Support Focused on Sustainability



Gray Alone Sells National Ads Directly

In early 2016, Gray terminated all contracts with National Advertising Representation firms (except for one DMA). We are the first and still only broadcast group to take this innovative step to reduce our costs and streamline service to our clients.

BEFORE

Stations directly transacted with local and regional accounts

National rep firm transacted with national advertisers and national political agencies

Gray paid national rep firm commission/fee on all national and national political sales

NOW(1)

Stations directly transact with ALL local, regional, national and political accounts

EXPEDITED & STREAMLINED communications, work flow and transaction time

Gray NO LONGER pays a national rep commission/fee

Based on independent market revenue audit reports, our aggregate share of National Ad Revenue YTD September 30, 2016 vs. 2015 is essentially unchanged.

	National & Political Revenue Total(2)	Rep Fee
2014	$224.0 million	$12.7 million
2015	$127.0 million	$13.3 million(2)

(1) All but one Gray DMA
(2) Includes $6.3 million one time only termination fee


NEWS
Coverage You Can Count On™
NEWS

Financial Overview

2014/2015 Snapshot

Pro Forma (in millions)	2014	2015	2014/2015 Average
Revenue			
Total	$753	$737	$745
Political	$119	$19	$69
Cash Flow			
Broadcast Cash Flow	$341	$289	$315
Operating Cash Flow	$321	$263	$292
Free Cash Flow	$189	$141	$165
Total leverage net of all cash			5.4X

Annual Year-Over-Year Results

Combined Historical Basis

	Combined Historical Basis Year Ended December 31						
	2015	2014	% Change 2015 to 2014	2013	% Change 2015 to 2013	2012	% Change 2015 to 2012
	(dollars in thousands)						
Revenue:							
Total	$736,658	$753,453	(2)%	$616,410	20%	$691,505	7 %
Political	$ 18,672	$119,007	(84)%	$ 10,867	72%	$143,813	(87)%
Operating expenses (1):							
Broadcast	$471,035	$430,512	9%	$391,465	20%	$371,183	27 %
Corporate and Administrative	$ 34,343	$ 29,203	18%	$ 19,810	73%	$ 15,927	116 %
Non-GAAP Cash Flow (2):							
Broadcast Cash Flow	$288,693	$341,398	(15)%	$251,355	15%	$350,776	(18)%
Broadcast Cash Flow Less Cash Corporate Expenses	$257,470	$315,727	(18)%	$233,519	10%	$335,727	(23)%
Operating Cash Flow as defined in the Senior Credit Facility	$262,744	$321,259	(18)%	$237,397	11%	$334,199	(21)%
Free Cash Flow	$141,436	$189,035	(25)%	$111,846	26%	$201,581	(30)%

(1) Excludes depreciation, amortization, and loss on disposal of assets.
(2) See definition of non-GAAP terms and reconciliation of the non-GAAP amounts to net income included elsewhere herein.

Significant Growth Since 2011…

Increasing scale, decreasing leverage

+94%
Revenue

Revenue increased from $307M in 2011 to $597M in 2015

+39%
Household Reach

Reach of 6.2% of US TV households at YE2011 grew to 8.6% of TVHH at YE2015 (and will be 10.1% upon closing all announced transactions)

+111%
Broadcast Channels

Total channels of programming increased from 76 at YE2011 to 160 at YE2015. Total Big Four network affiliated channels increased from 36 to 82.

+87%
Operating Income

Increased from $75M In 2011 to $140M in 2015

-32%
Net Leverage Ratio

Net Debt/L8QA OCF Ratio decreased from 7.5 times at YE 2011 to 5.1 times at YE 2015(1)

(1) Total debt less all cash on hand, combined historical basis for all transactions completed as of the respective date, as required by our senior credit facility.

… with Opportunity for More M&A



FCC U.S. TV Household Cap: 39%
44%
39%
38%
31%
19%
18%
16%
11%
11%
9.5%
7%
4%
4%
3%
3%
2%
2%
1%
Tribune
Nexstar Media Group
Sinclair
TEGNA
Hearst
EW Scripps
Raycom
Cox
Meredith
gray
Graham Holdings
Weigel
Hubbard
Sunbeam
Quincy
Bahakel
Dispatch
Capitol

Source: Company filings, BIA, company websites | Note: Excludes Big Four network owners and Univision

Financial Scale Continues to Increase

Revenue ($ in millions)

As Reported


LTM
L8QA
$346 $308
$307 $327
$405 $356
$346 $376
$508 $427
$597 $553
2010
2011
2012
2013
2014
2015

Combined Historical Basis For All Completed Transactions


LTM
L8QA
$692
$616 $654
$753 $685
$737 $745
$784
2012
2013
2014
2015
9/30/2016 L8QA

Operating Cash Flow ($ in millions)

As Reported


LTM
L8QA
$136 $104
$97 $117
$176 $136
$114 $144
$195 $155
$192 $194
2010
2011
2012
2013
2014
2015

Combined Historical Basis For All Completed Transactions


LTM
L8QA
$334
$237 $286
$321 $279
$263 $292
$294
2012
2013
2014
2015
9/30/2016 L8QA

Prudent Balance Sheet Management Leads to Deleveraging

Gray has significantly reduced secured and total leverage from historical levels.

Gray has diversified its revenue base, allowing for significant free cash flow in both political and non-political years.

Net Financial Leverage (1)

($ in millions)



Secured Net Debt / OCF(2)
Net Debt / OCF(2)
Preferred Stock / OCF
7.5x
3.2x
4.0x
6.1x
2.2x
3.9x
5.7x(4)
4.7x
1.0x
6.0x(4)
3.4x
2.6x
5.1x(4)
2.0x
3.1x
5.4x(2,4)
2.3x
3.1x
5.3x(2,4)
4.2x
1.1x
2011A
2012A
2013A
2014A
2015A
2015CHB
9/30/2016CHB

	2011A	2012A	2013A	2014A	2015A	2015CHB	9/30/2016CHB
Net Debt + Preferred Stock (3)	**$872**	**$824**	**$824**	**$1,200**	**$1,201**	**$1,565**	**$1,551**
L8QA OCF	**$117**	**$136**	**$147**	**$200**	**$235**	**$292**	**$294**

(1) Gray actual data per company filings
(2) Total debt less all cash on hand as of 12/31/2015 and 9/30/2016, respectively
(3) Liquidation value plus accrued dividends
(4) Combined Historical Basis for all transactions completed as of the respective date as required by our senior credit facility

Robust OCF and Free Cash Flow Generation



Presidential Election Year 2012 OCF Buildup
($ in millions)
Increase in FCF as % of OCF
55% $176
60% $334
$96
$24
$56
<$1
$202
$35
$92
$5
2012
2012CHB
Non Election Year 2013 OCF Buildup
($ in millions)
Increase in FCF as % of OCF
34% $114
47% $237
$39
$24
$51
<$1
$112
$30
$92
$3
2013
2013CHB
Non Presidential Election Year 2014 OCF Buildup
($ in millions)
Increase in FCF as % of OCF
49% $195
59% $321
$95
$32
$67
<$1
$189
$35
$92
$5
2014
2014CHB
Non Election Year 2015 OCF Buildup
($ in millions)
Increase in FCF as % of OCF
49% $192
54% $263
$94
$24
$72
<$2
$141
$25
$92
$5
2015
2015CHB
Taxes
Capex
Interest (1)
Free Cash Flow

(1) Interest expense estimated with incremental indebtedness and estimated cash interest relating to acquisition debt financing as if the acquisition debt financing had occurred on the first day of the period reported.

Capitalization

($ in thousands)	As of September 30, 2016		Leverage using Last Eight Quarter Average or "L8QA" OCF September 30, 2016
Cash	$	230,398	
Debt:			
Revolving Credit Facility	$	-	
Term Loan B due 2021	$	556,438	
Total Secured Debt	**$**	**556,438**	1.9x
Senior Notes due 2024	$	525,000	
Senior Notes due 2026	$	700,000	
Total Debt	**$**	**1,781,438**	6.1x
Less: Cash	$	(230,398)	
Net Debt	**$**	**1,551,040**	**5.3x**
Operating Cash Flow as defined in Senior Credit Facility ("OCF")			$294,201

Appendix Follows

Gray Television, Inc.
4370 Peachtree Rd., NE
Atlanta, Georgia 30319
www.gray.tv


KSFY
FUN

Non-GAAP Reconciliations and Glossary of Defined Terms

Disclaimer

ALL COMBINED HISTORICAL BASIS DATA PRESENTED FOR GRAY IS ADJUSTED FOR ALL COMPLETED TRANSACTIONS UNLESS OTHERWISE NOTED.

This Appendix contains certain forward looking statements that are based largely on Gray's current expectations and reflect various estimates and assumptions by Gray. These statements may be identified by words such as "estimates", "expect," "anticipate," "will," "implied," "assume" and similar expressions. Forward looking statements are subject to certain risks, trends and uncertainties that could cause actual results and achievements to differ materially from those expressed in such forward looking statements. Such risks, trends and uncertainties, which in some instances are beyond Gray's control, include the impact of recently completed and announced transactions, future expenses and other future events. Gray is subject to additional risks and uncertainties described in Gray's quarterly and annual reports filed with the Securities and Exchange Commission from time to time, including in the "Risk Factors," financial statements, and management's discussion and analysis of financial condition and results of operations sections contained therein, which reports are made publicly available via its website, www.gray.tv. Any forward-looking statements in this presentation should be evaluated in light of these important risk factors. This presentation reflects management's views as of the date hereof. Except to the extent required by applicable law, Gray undertakes no obligation to update or revise any information contained in this presentation beyond the published date, whether as a result of new information, future events or otherwise.

Nine-Months Year-Over-Year Results

As Reported Basis

	As Reported Results Nine Months Ended September 30				
	2016	2015	% Change 2016 to 2015	2014	% Change 2016 to 2014
			(dollars in thousands)		
Revenue:					
Total	$ 574,846	$ 427,869	34 %	$ 330,248	74 %
Political	$ 41,576	$ 7,950	423 %	$ 33,437	24 %
Operating expenses (1):					
Broadcast	$ 346,620	$ 272,213	27 %	$ 199,604	74 %
Corporate and administrative	$ 31,425	$ 23,313	35 %	$ 21,618	45 %
Net income	$ 26,439	$ 24,314	9 %	$ 16,808	57 %
Non-GAAP Cash Flow (2):					
Broadcast Cash Flow	$ 229,332	$ 156,635	46 %	$ 129,578	77 %
Broadcast Cash Flow Less Cash Corporate Expenses	$ 200,817	$ 135,652	48 %	$ 110,766	81 %
Free Cash Flow	$ 79,640	$ 64,988	23 %	$ 41,644	91 %

(1) Excludes depreciation, amortization, and loss on disposal of assets.
(2) See definition of non-GAAP terms and reconciliation of the non-GAAP amounts to net income included elsewhere herein.

Nine-Months Year-Over-Year Results

Combined Historical Basis Results

	Combined Historical Basis Nine Months Ended September 30				
	2016	2015	% Change 2016 to 2015	2014	% Change 2016 to 2014
	(dollars in thousands)				
Revenue:					
Total	$ 591,579	$ 534,835	11 %	$ 513,538	15 %
Political	$ 42,243	$ 8,920	374 %	$ 53,377	(21) %
Operating expenses (1):					
Broadcast	$ 361,140	$ 345,623	4 %	$ 310,009	16 %
Corporate and administrative	$ 31,425	$ 23,313	35 %	$ 21,618	45 %
Non-GAAP Cash Flow (2):					
Broadcast Cash Flow	$ 234,209	$ 208,200	12 %	$ 219,323	7 %
Broadcast Cash Flow Less Cash Corporate Expenses	$ 205,693	$ 187,217	10 %	$ 200,511	3 %
Operating Cash Flow as defined in the Senior Credit Facility	$ 210,508	$ 191,958	10 %	$ 206,109	2 %
Free Cash Flow	$ 90,089	$ 93,432	(4) %	$ 107,579	(16) %

(1) Excludes depreciation, amortization, and loss on disposal of assets.
(2) See definition of non-GAAP terms and reconciliation of the non-GAAP amounts to net income included elsewhere herein.

Annual Year-Over-Year Results

As Reported Basis

	As Reported Results Year Ended December 31				
	2015	2014	% Change 2015 to 2014	2013	% Change 2015 to 2013
	(dollars in thousands)				
Revenue:					
Total	$ 597,356	$ 508,134	18 %	$ 346,298	73 %
Political	$ 17,163	$ 81,975	(79)%	$ 4,598	273 %
Operating expenses (1):					
Broadcast	$ 374,182	$ 285,990	31 %	$ 217,411	72 %
Corporate and administrative	$ 34,343	$ 29,203	18 %	$ 19,810	73 %
Net income	$ 39,301	$ 48,061	(18)%	$ 18,288	115 %
Non-GAAP Cash Flow (2):					
Broadcast Cash Flow	$ 224,484	$ 220,977	2 %	$ 128,234	75 %
Broadcast Cash Flow Less Cash Corporate Expenses	$ 193,261	$ 195,306	(1)%	$ 110,398	75 %
Free Cash Flow	$ 93,984	$ 95,240	(1)%	$ 39,153	140 %

(1) Excludes depreciation, amortization, and loss on disposal of assets.
(2) See definition of non-GAAP terms and reconciliation of the non-GAAP amounts to net income included elsewhere herein.

Annual Year-Over-Year Results

Combined Historical Basis

	Combined Historical Basis Year Ended December 31						
	2015	2014	% Change 2015 to 2014	2013	% Change 2015 to 2013	2012	% Change 2015 to 2012
	(dollars in thousands)						
Revenue:							
Total	$736,658	$753,453	(2)%	$616,410	20%	$691,505	7 %
Political	$ 18,672	$119,007	(84)%	$ 10,867	72%	$143,813	(87)%
Operating expenses (1):							
Broadcast	$471,035	$430,512	9%	$391,465	20%	$371,183	27 %
Corporate and Administrative	$ 34,343	$ 29,203	18%	$ 19,810	73%	$ 15,927	116 %
Non-GAAP Cash Flow (2):							
Broadcast Cash Flow	$288,693	$341,398	(15)%	$251,355	15%	$350,776	(18)%
Broadcast Cash Flow Less Cash Corporate Expenses	$257,470	$315,727	(18)%	$233,519	10%	$335,727	(23)%
Operating Cash Flow as defined in the Senior Credit Facility	$262,744	$321,259	(18)%	$237,397	11%	$334,199	(21)%
Free Cash Flow	$141,436	$189,035	(25)%	$111,846	26%	$201,581	(30)%

(1) Excludes depreciation, amortization, and loss on disposal of assets.
(2) See definition of non-GAAP terms and reconciliation of the non-GAAP amounts to net income included elsewhere herein.

Non-GAAP Reconciliation

gray

As Reported Basis

	As Reported		
	Nine Months Ended September 30		
	2016	2015	2014
	(dollars in thousands)		
Net income	$26,439	$24,314	$16,808
Depreciation	34,237	26,906	21,598
Amortization of intangible assets	12,365	8,715	5,291
Non-cash stock-based compensation	3,827	3,011	4,032
Loss (gain) on disposal of assets, net	(66)	562	385
Miscellaneous income, net	(739)	(102)	(14)
Interest expense	73,470	55,762	49,718
Loss from early extinguishment of debt	31,987	-	4,897
Income tax expense	19,109	16,186	10,343
Amortization of program broadcast rights	14,026	10,837	9,227
Common stock contributed to 401(k) plan excluding corporate 401(k) plan contributions	21	19	18
Network compensation revenue recognized	-	-	(343)
Payments for program broadcast rights	(13,859)	(10,558)	(11,194)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	28,515	20,983	18,812
Broadcast Cash Flow	**229,332**	**156,635**	**129,578**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(28,515)	(20,983)	(18,812)
Broadcast Cash Flow Less Cash Corporate Expenses	**200,817**	**135,652**	**110,766**
Pension expense	120	4,190	4,611
Contributions to pension plans	(3,038)	(3,916)	(4,713)
Interest Expense	(73,470)	(55,762)	(49,718)
Amortization of deferred financing costs	3,664	2,396	2,158
Amortization of net original issue premium on senior notes	(626)	(647)	(647)
Purchase of property and equipment	(33,238)	(15,250)	(20,452)
Income taxes paid, net of refunds	(14,589)	(1,675)	(361)
Free Cash Flow	**$79,640**	**$64,988**	**$41,644**

See definition of non-GAAP terms included elsewhere herein.

Non-GAAP Reconciliation

As Reported Basis

	As Reported Year Ended December 31			
	2015	2014	2013	2012
	(dollars in thousands)			
Net income	$ 39,301	$ 48,061	$ 18,288	$ 28,129
Depreciation	36,712	30,248	24,096	23,133
Amortization of intangible assets	11,982	8,297	336	75
Non-cash stock-based compensation	4,020	5,012	1,974	878
Loss on disposal of assets, net	80	623	765	(31)
Miscellaneous (income) expense, net	(103)	(23)	-	(2)
Interest expense	74,411	68,913	52,445	59,443
Loss from early extinguishment of debt	-	5,086	-	46,683
Income tax expense	26,448	31,736	13,147	19,188
Amortization of program broadcast rights	14,960	12,871	11,367	11,081
Common stock contributed to 401(k) plan excluding corporate 401(k) plan contributions	26	25	28	26
Network compensation revenue recognized	-	(456)	(615)	(687)
Payments for program broadcast rights	(14,576)	(15,087)	(11,433)	(11,839)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	31,223	25,671	17,836	15,049
Broadcast Cash Flow	**224,484**	**220,977**	**128,234**	**191,126**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(31,223)	(25,671)	(17,836)	(15,049)
Broadcast Cash Flow Less Cash Corporate Expenses	**193,261**	**195,306**	**110,398**	**176,077**
Pension expense	4,207	6,126	8,626	7,874
Contributions to pension plans	(5,421)	(6,770)	(4,748)	(9,402)
Interest expense	(74,411)	(68,913)	(52,445)	(59,443)
Amortization of deferred financing costs	3,194	2,970	1,903	2,723
Amortization of net original issue (premium) discount senior notes	(863)	(863)	(9)	1,127
Purchase of property and equipment	(24,222)	(32,215)	(24,053)	(23,714)
Income taxes paid, net of refunds	(1,761)	(401)	(519)	(836)
Free Cash Flow	**$93,984**	**$95,240**	**$39,153**	**$94,406**

See definition of non-GAAP terms included elsewhere herein.

Non-GAAP Reconciliation

Combined Historical Basis

	Combined Historical Basis Nine Months Ended September 30		
	2016	2015	2014
	(dollars in thousands)		
Net income	$24,825	$34,765	$50,732
Depreciation	34,982	34,619	33,796
Amortization of intangible assets	13,207	13,844	10,450
Non-cash stock-based compensation	3,827	3,011	4,032
Loss on disposal of assets, net	150	1,181	751
Miscellaneous income, net	(770)	31	3,166
Interest expense	75,630	70,275	70,040
Loss from early extinguishment of debt	31,987	-	4,897
Income tax expense	18,995	11,454	8,849
Amortization of program broadcast rights	14,026	10,837	9,335
Common stock contributed to 401(k) plan excluding corporate 401(k) plan contributions	21	19	18
Network compensation revenue recognized	-	-	(343)
Payments for program broadcast rights	(13,859)	(10,558)	(11,239)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	28,516	20,983	18,812
Other	2,672	17,739	16,027
Broadcast Cash Flow	**234,209**	**208,200**	**219,323**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(28,516)	(20,983)	(18,812)
Broadcast Cash Flow Less Cash Corporate Expenses	**205,693**	**187,217**	**200,511**
Pension expense	120	4,190	4,611
Contributions to pension plans	(3,038)	(3,916)	(4,713)
Other	7,733	4,467	5,700
Operating Cash Flow as defined in Senior Credit Agreement	**210,508**	**191,958**	**206,109**
Interest expense	(75,630)	(70,275)	(70,040)
Amortization of deferred financing costs	3,664	2,396	2,157
Amortization of net original issue premium on senior notes	(626)	(647)	(647)
Purchase of property and equipment	(33,238)	(26,250)	(26,250)
Income taxes paid, net of refunds	(14,589)	(3,750)	(3,750)
Free Cash Flow	**$90,089**	**$93,432**	**$107,579**

See definition of non-GAAP terms included elsewhere herein.

Non-GAAP Reconciliation

Combined Historical Basis

	Combined Historical Basis Year Ended December 31			
	2015	2014	2013	2012
	(dollars in thousands)			
Net income	$ 51,903	$100,628	$ 50,242	$ 95,720
Depreciation	46,531	43,503	43,589	41,359
Amortization of intangible assets	18,827	15,262	1,997	2,822
Non-cash stock-based compensation	4,020	5,012	1,974	878
Loss on disposal of assets, net	757	876	1,059	85
Miscellaneous (income) expense, net	(9)	(279)	449	1,360
Interest expense	93,639	94,331	94,445	96,468
Loss from early extinguishment of debt	-	5,086	-	46,683
Income tax expense	19,980	32,495	11,926	22,310
Amortization of program broadcast rights	14,960	13,004	13,179	13,053
Common stock contributed to 401(k) plan excluding corporate 401(k) plan contributions	26	25	28	26
Network compensation revenue recognized	-	(456)	(615)	(687)
Payments for program broadcast rights	(14,576)	(15,153)	(13,252)	(13,818)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	31,223	25,671	17,836	15,049
Other	21,412	21,393	28,498	29,468
Broadcast Cash Flow	**288,693**	**341,398**	**251,355**	**350,776**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(31,223)	(25,671)	(17,836)	(15,049)
Broadcast Cash Flow Less Cash Corporate Expenses	**257,470**	**315,727**	**233,519**	**335,727**
Pension expense	4,207	6,126	8,626	7,874
Contributions to pension plans	(5,421)	(6,770)	(4,748)	(9,402)
Other	6,488	6,176	-	-
Operating Cash Flow as defined in Senior Credit Agreement	**262,744**	**321,259**	**237,397**	**334,199**
Interest expense	(93,639)	(94,331)	(94,445)	(96,468)
Amortization of deferred financing costs	3,194	2,970	1,903	2,723
Amortization of net original issue (premium) discount on senior notes	(863)	(863)	(9)	1,127
Purchase of property and equipment	(25,000)	(35,000)	(30,000)	(35,000)
Income taxes paid, net of refunds	(5,000)	(5,000)	(3,000)	(5,000)
Free Cash Flow	**$141,436**	**$189,035**	**$111,846**	**$201,581**

See definition of non-GAAP terms included elsewhere herein.

Non-GAAP Reconciliation

Combined Historical Basis

	Combined Historical Basis Eight Quarters Ended September 30, 2016
	(dollars in thousands)
Operating Cash Flow as defined in the Senior Credit Agreement:	
Net income	$ 126,624
Depreciation	91,220
Amortization of intangible assets	36,846
Non-cash stock-based compensation	8,828
Loss on disposal of assets, net	1,032
Miscellaneous income, net	(4,225)
Interest expense	193,560
Loss from early extinguishment of debt	32,176
Income tax expense	62,621
Amortization of program broadcast rights	32,655
Common stock contributed to 401(k) plan excluding corporate 401(k) plan contributions	54
Network compensation revenue recognized	(113)
Payments for program broadcast rights	(32,349)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	66,598
Other	29,450
Broadcast Cash Flow	**644,977**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(66,598)
Broadcast Cash Flow Less Cash Corporate Expenses	**578,379**
Pension expense	5,842
Contributions to pension plans	(10,516)
Other	14,697
Operating Cash Flow as defined in Senior Credit Agreement	**588,402**
Operating Cash Flow as defined in Senior Credit Agreement, divided by two	**294,201**

Adjusted Total Indebtedness:	**September 30, 2016**
Long term debt	$ 1,755,725
Capital leases and other debt	621
Total deferred financing costs, net	31,662
Premium on debt, net	(5,949)
Cash	(230,398)
Adjusted Total Indebtedness, Net of All Cash	**$1,551,661**
Total Leverage Ratio, Net of All Cash	**5.27**

See definition of non-GAAP terms included elsewhere herein.

Glossary

"Clarksburg Stations"	WDTV (CBS) and WVFX (FOX), which Gray operates pursuant to a pre-closing Local Marketing Agreement.
"Combined Historical Basis" or "CHB"	Combined Historical Basis reflects financial results, position or statistics that have been prepared by adding Gray's historical financial results, position or statistics with the historical financial results, position or statistics of the Completed Transactions. It does not include any adjustments for other events attributable to the Completed Transactions except "Broadcast Cash Flow," "Broadcast Cash Flow Less Cash Corporate Expenses" and "Operating Cash Flow" each give effect to expected synergies and "Combined Historical Free Cash Flow" gives effect to the financings and certain expected operating synergies related to the Completed Transactions. "Operating Cash Flow" and "Free Cash Flow" also reflect the add back of legal and other professional fees incurred in completing acquisitions. Combined Historical Basis does not reflect all purchase accounting and other adjustments required for Regulation S-X pro formas. Such preliminary purchase accounting and other adjustments have been reflected in the pro formas filed with the Securities and Exchange Commission ("SEC") on Form 8-K/A when required by the SEC.
"Completed Transactions"	All previously announced acquisitions or dispositions completed between November 2013 and June 30, 2016 including the Clarksburg Stations, unless otherwise specified.
"Gray" (Gray Television, Inc.)	A television broadcast company headquartered in Atlanta, Georgia, that owns and operates television stations and digital properties in markets throughout the United States
"Operating Cash Flow" or "OCF"	Operating cash flow as defined in Gray's existing senior credit facility; includes adjustments and synergies for Completed Transactions. See appendix herein for definition and reconciliations of non-GAAP terms
"Revenue"	Revenue is presented net of agency commissions.

Non-GAAP Terms

From time to time, Gray supplements its financial results prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") by disclosing the non-GAAP financial measures Broadcast Cash Flow, Broadcast Cash Flow Less Cash Corporate Expenses, Operating Cash Flow as defined in Gray's Senior Credit Agreement ("Operating Cash Flow"), Free Cash Flow and Total Leverage Ratio, Net of All Cash. These non-GAAP amounts are used by us to approximate the amount used to calculate key financial performance covenants contained in our debt agreements and are used with our GAAP data to evaluate our results and liquidity. These non-GAAP amounts may be provided on an As-Reported Basis as well as a Combined Historical Basis.

"Broadcast Cash Flow" or "BCF"	Net income plus loss on early extinguishment of debt, corporate and administrative expenses, broadcast non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense, less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast obligations and network compensation revenue
"Broadcast Cash Flow Less Cash Corporate Expenses"	Net income plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast obligations and network compensation revenue
"Free Cash Flow" or "FCF"	Net income plus loss on early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, amortization of deferred financing costs, any income tax expense, non-cash 401(k) expense, pension expense less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast obligations, network compensation revenue, contributions to pension plans, amortization of original issue discount on our debt, capital expenditures (net of any insurance proceeds) and the payment of income taxes (net of any refunds received)
"Operating Cash Flow" or "OCF"	Defined in Gray's senior credit facility as net income plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast obligations, network compensation revenue, plus pension expense but less cash contributions to pension plans
"Total Leverage Ratio, Net of All Cash"	Defined as the principal amount of all debt less all cash divided by a denominator equal to the Operating Cash Flow for the preceding eight quarters, divided by two,

These non-GAAP terms are not defined in GAAP and our definitions may differ from, and therefore not be comparable to, similarly titled measures used by other companies, thereby limiting their usefulness. Such terms are used by management in addition to and in conjunction with results presented in accordance with GAAP and should be considered as supplements to, and not as substitutes for, net income and cash flows reported in accordance with GAAP.

gray

Television • Digital • Mobile

Gray Television, Inc.
4370 Peachtree Rd., NE
Atlanta, Georgia 30319
www.gray.tv